UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

September 30, 2018

United Royale Holdings Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-208978	98-1253258
(State of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

Unit Room 7C, World Trust Tower Building,
50 Stanley Street, Central, Hong Kong
(Address of principal executive offices)

(852) 3610-2665

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Acquisition of IV Enterprises Development Limited

On September 30, 2018, United Royale Holdings Corp. (“URYL” or the “Company”) and Mr. CHEN Zheru (“Seller”), representing the sole shareholder of IV Enterprises Development Limited, a Seychelles corporation (“IVED”), entered into a Sale and Purchase Agreement (the “Agreement”), pursuant to which URYL acquired 100% (one hundred percent) of the shareholding of IVED. In consideration for the transfer by Seller to URYL of the Share and the Purchased Assets, URYL shall assume the Assumed Liabilities and pay to Seller US$1 in cash at Closing.

IVED provides services through its wholly-owned subsidiary in Malaysia as set forth below:

Name	Business
Bosy Holdings (HK) Limited (Hong Kong Company)	Investment holding
Oudh Tech Sdn Bhd (Malaysia Company)	Engages and has a business plan of tree nurseries, including planting, cultivation and inoculation services

On September 30, 2018, URYL completed the acquisition.

Mr. CHEN Zheru is the common director and major shareholder of URYL and IVED. As a result of this common ownership and in accordance with the FASB Accounting Standards Codification Section 805 “Business Combination”, the transaction is being treated as a combination between entities under common control. The recognized assets and liabilities were transferred at their carrying amounts at the date of the transaction. Further, the companies will be combined retrospectively for prior year comparative information as if the transaction had occurred on January 1, 2017.

The foregoing description of the Agreement is a summary only and is qualified in its entirety by the copy of the Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Not applicable

(b)	Pro Forma Financial Information.

The following unaudited pro forma financial information of the Company is filed as Exhibit 99.1 of this report on Form 8-K and is incorporated herein by reference:

●	Unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2018 and for the year ended December 31 2017

●	Unaudited pro forma condensed consolidated balance sheets as of June 30, 2018 and December 31, 2017

●	Notes to the unaudited pro forma condensed consolidated financial statements

(d)	Exhibits.

Exhibit No.	Description

2.1	Sale and Purchase Agreement, dated as of September 30, 2018, by and between United Royale Holdings Corp. and Mr. CHEN Zheru
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 3, 2018

United Royale Holdings Corp.

By:	/s/ TEOH KOOI SOOI
Name:	TEOH Kooi Sooi
Title:	Chief Executive Officer, Treasurer, Director (Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer)

By:	/s/ CHEN ZHERU
Name:	CHEN Zheru
Title:	Director